SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Northern Lights Fund Trust III

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

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Pinnacle TrendRating Innovative Equity Fund

a series of

Northern Lights Fund Trust III

with its principal offices at

225 Pictoria Drive, Suite 450

Cincinnati, OH 45256

September 6, 2021

Dear Shareholder,

I am writing to let you know that a special meeting of the shareholders of the Pinnacle TrendRating Innovative Equity Fund (the “Fund”) a series of Northern Lights Fund Trust III (the “Trust”), will be held on October 4, 2021, at 10:00 A.M., Eastern time, at the offices of the Trust’s counsel, Thompson Hine LLP, 41 S. High Street, Suite 1700, Columbus, OH 43215 (the “Meeting”). The purpose of the Meeting is to vote on a proposal to eliminate the Fund’s fundamental investment restriction regarding diversification of investments, so that the Fund may operate as a “non-diversified” investment company (the “Non-Diversification Proposal”).

If you were a shareholder of record of the Fund as of the regular close of business of the New York Stock Exchange on August 9, 2021, you have the opportunity to vote on the proposal. This package contains notice of the Meeting, information about the proposal and the materials to use when casting your vote. If the Fund’s shareholders vote to approve the proposal, the elimination of the fundamental investment restriction regarding diversification of investment will be implemented within a short period of time following such shareholder approval.

At a special meeting of the Board of Trustees of the Trust (the “Board”) on June 17, 2021, at the recommendation of the adviser to the Fund, Pinnacle Family Advisors LLC (the “Adviser”), the Board approved a revision to the Fund’s investment strategy so that it would use signals from W.E. Sherman & Co. to determine the Fund’s equity and cash allocations (the “Revised Investment Strategy”). As part of the Revised Investment Strategy, half of the Fund will be comprised of 7 stocks from the S&P 500 Index, and the other half of the portfolio will be comprised 15 stocks from those companies that are on the Russell 1000 Index without being on the S&P 500 Index.

Currently, the Fund is classified as a “diversified” investment company and, therefore, is not permitted to limit the number of its stock holdings sufficiently to implement the Revised Investment Strategy. At the Board’s meeting on June 17, 2021, the Adviser proposed, and the Board approved, a proposal to implement the Revised Investment Strategy and to change the Fund’s classification to a non-diversified investment company. The change of the Fund’s classification to a non-diversified investment company requires approval of the Fund’s shareholders, as described in more detail in the accompanying proxy statement. In connection with the Revised Investment Strategy, the Board approved changing the name of the Fund to “Pinnacle Sherman Breakaway Strategy Fund.”

Please read the enclosed materials carefully and cast your vote on the Proxy Card. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be. If you have any questions before you vote, please call Northern Lights Trust Fund III toll-free at 1-888-985-9830. Thank you for your participation in this important initiative.

Sincerely,

/s/ Richard A. Malinowski

Richard A. Malinowski

President, Northern Lights Trust Fund III

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Pinnacle TrendRating Innovative Equity Fund

a series of

Northern Lights Fund Trust III

225 Pictoria Drive, Suite 450

Cincinnati, OH 45256

1-888-985-9830

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held October 4, 2021

Dear Shareholders:

The Board of Trustees of the Northern Lights Fund Trust III, an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of Pinnacle TrendRating Innovative Equity Fund, to be held at the offices of the Trust’s counsel, Thompson Hine LLP, 41 S. High Street, Suite 1700, Columbus, OH 43215 on October 4, 2021 at 10:00 a.m., Eastern time, for the following purposes:

1.	To approve a change in the Fund’s classification from a diversified investment company to a non-diversified investment company.

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on August 9, 2021 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about September 6, 2021.

The Board of Trustees of the Trust, consisting entirely of Independent Trustees, recommends that shareholders of the Fund vote “FOR” approval of the proposal.

By Order of the Board of Trustees

/s/ Richard Malinowski

Richard Malinowski

President, Northern Lights Trust Fund III

September 6, 2021

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON OCTOBER 4, 2021

A copy of the Notice of Shareholder Meeting, the Proxy Statement and Proxy Voting Ballot

are available at https://vote.proxyonline.com/pinnacle/docs/2021special.pdf

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by calling the number listed on your proxy card whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

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Pinnacle TrendRating Innovative Equity Fund

a series of

Northern Lights Fund Trust III

with its principal offices at

225 Pictoria Drive, Suite 450

Cincinnati, OH 45256

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held October 4, 2021

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of the Northern Lights Fund Trust III (the “Trust”) on behalf of Pinnacle TrendRating Innovative Equity Fund (the “Fund”), for use at a Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s counsel, Thompson Hine LLP, 41 S. High Street, Suite 1700, Columbus, OH 43215 on October 4, 2021 at 10:00 a.m. Eastern time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about September 6, 2021.

The Meeting has been called by the Board for the following purposes:

1.	To approve a change in the Fund’s classification from a diversified investment company to a non-diversified investment company.

  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on August 9, 2021 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund’s most recent annual report, including financial statements and schedules, is available at no charge by visiting www.pinnacledynamicfunds.com, sending a written request to the Pinnacle TrendRating Innovative Equity Fund, c/o Northern Lights Fund Trust III, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45256 or by calling 1-888-985-9830.

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PROPOSAL

APPROVAL OF A CHANGE IN THE FUND’S DIVERSIFICATION POLICY

Existing Policy	Proposed Policy
The Fund is a diversified investment company.	The Fund is a non-diversified investment company.

In this proposal, shareholders of the Fund are being asked to amend the diversification policy of the Fund to reflect that the Fund is a non-diversified investment company (the “Non-Diversification Proposal”).

A “diversified company,” under section 5(b)(1) of the Investment Company Act of 1940 (“1940 Act’), refers to a diversified fund as one with the following characteristics: (i) at least 75% of the fund’s total assets is represented by cash, government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater than (a) five percent of the total value of the fund and (b) 10 percent of the outstanding voting securities of such issuer. By contrast, a “non-diversified company” refers to funds that are not “diversified companies.”

Historically, the Fund identified itself in its registration statement as a diversified company. The Trust is seeking shareholder approval to change the Fund’s diversification policy from “diversified” to “non-diversified”. The Fund’s adviser and the Board believe that the change to the diversification policy is in the best interests of shareholders because it would facilitate the transition to the Fund’s new investment strategy.

As a non-diversified company, the Fund will not be subject to the constraints of a diversified company. This means, for example, that the Fund will be able to invest more of its assets in positions of more than 5% of its total assets in the securities of one or more issuers or hold more than 10% of the outstanding voting securities of an issuer. Because a relatively high percentage of a non-diversified fund’s assets may be invested in the securities of a limited number of companies in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, business, political or regulatory occurrence than the value of shares of a diversified fund.

This diversification policy change was approved by the Board on June 17, 2021, subject to approval by shareholders of the Fund representing a majority of the outstanding voting securities of the Fund.

The Board of Trustees of the Trust, consisting entirely of Independent Trustees, recommends that shareholders of the Fund vote “FOR” approval of the Non-Diversification Proposal.

OTHER INFORMATION

The Fund is currently a diversified series of the Northern Lights Fund Trust III, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on December 5, 2011. The Trust’s principal executive offices are located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45256. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. The Portfolio retains Pinnacle Family Advisors LLC (the “Adviser”) as investment adviser. Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, serves as principal underwriter and distributor of the Fund. Gemini Fund Services, LLC, with principal offices located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, provides the Fund with transfer agent, accounting, compliance, and administrative services.

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THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposal(s) to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted to approve the Non-Diversification Proposal and, at the discretion of the holders of the proxy, on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were 485,251.544 shares of beneficial interest of the Fund issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on the Non-Diversification Proposal. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposal. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal. As a result, with respect to the approval of the Non-Diversification Proposal, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding. A signed proxy card received from a shareholder that does not specify how the shareholder’s shares should be voted on the proposal will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting and will be deemed an instruction to vote such shares in favor of the proposal. An unsigned proxy card will not be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, and they will not be considered an affirmative vote for any proposal.

Under the Trust’s Declaration of Trust, a quorum is constituted by the presence or by proxy of 33⅓% of the outstanding shares entitled to vote at the Meeting. If a quorum is not present at the Meeting, or a quorum is present at the Meeting but there are insufficient votes to approve the Non-Diversification Proposal, the secretary of the Meeting or the holders of the majority of the shares of the Fund present at the Meeting in person or by proxy may adjourn the Meeting to permit further solicitation of proxies.

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Security Ownership of Management AND Certain Beneficial Owners

As of the Record Date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

Name & Address Class I Shares	Shares	Percentage of Portfolio
Charles Schwab & co Inc/ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	84,528.7360	17.42%
National Financial Services, LLC 499 Washington Blvd Jersey City, NJ 07310	35,991.7800	7.42%
National Financial Services, LLC 499 Washington Blvd Jersey City, NJ 07310	147,366.9730	30.37%
National Financial Services, LLC 499 Washington Blvd Jersey City, NJ 07310	154,797.7560	31.91%
National Financial Services, LLC 499 Washington Blvd Jersey City, NJ 07310	36,610.4930	7.55%
Name & Address Class C Shares	Shares	Percentage of Portfolio
Pinnacle Family Advisors LLC/R Sean McCurry Authorized Indv 620 W Republic Rd Ste 104 Springfield, MO 65807	1.0300	100.00%
Name & Address Class A Shares	Shares	Percentage of Portfolio
Charles Schwab & co Inc/ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	66.4240	98.47%

Shareholders owning more than 25% of the outstanding shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund may be able to determine the outcome of any proposal submitted to the shareholders for approval.

As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date. As a result, the Trustees and officers as a group are not deemed to control the Fund.

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SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the United States Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Eric Kane, Esq., Secretary, Northern Lights Fund Trust III, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Trust has engaged AST Fund Solutions, LLC(“AST”), a proxy solicitation firm, to assist in the solicitation. The estimated fees anticipated to be paid to AST are approximately $3,200. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by the Adviser. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and the Adviser will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust, the Adviser may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-888-985-9830, or write the Trust at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45256.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on October 4, 2021

A copy of the Notice of Shareholder Meeting, the Proxy Statement, and Proxy Card are available at https://vote.proxyonline.com/pinnacle/docs/2021special.pdf

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BY ORDER OF THE BOARD OF TRUSTEES

/s/ Eric Kane

Eric Kane, Esq., Secretary

Dated: September 6, 2021

If you have any questions before you vote, please call our proxy information line at 1-800-591-6313. Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope or Call the number listed on your proxy card.

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The Proxy Card for your Fund is enclosed along with the Proxy Statement.

VOTING IS QUICK AND EASY. YOUR VOTE IS IMPORTANT NO MATER HOW MANY SHARES YOU OWN.

To secure the largest possible representation at the Meeting, please vote via the Internet or by telephone, or mark, sign, and return your Proxy Card. If you sign, date and return the Proxy Card but give no voting instructions, your shares will be voted “FOR” the proposal indicated on the card. You may revoke your proxy at any time at or before the Meeting.

Please vote your shares by today.

You may vote by:

•	Internet: you may vote over the Internet by following the instructions on the enclosed Proxy Card.

•	Telephone: please have the Proxy Card available, call the number on the enclosed card and follow the instructions.

•	Mail: sign and return the enclosed Proxy Card in the prepaid envelope provided if you have received this Combined Proxy Statement/Prospectus by mail.

If we do not hear from you after as reasonable amount of time, you may receive a call from our proxy solicitor, AST Fund Solutions, LLC, reminding you to vote.

THE BOARD OF TRUSTEES OF NORTHERN LIGHTS TRUST FUND III RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

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INSTRUCTIONS FOR SIGNING PROXY CARD(S)

The following general guidelines for signing Proxy Cards may be of assistance to you and will help avoid the time and expense involved in validating your vote if you fail to sign you Proxy Card properly.

1. Individual Accounts: Sign you name exactly as it appears in the registration on the Proxy Card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the Proxy Card.

3. All Other Accounts: The capacity of the individual signing the Proxy Card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/18/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o	John B. Smith
John B. Smith, Jr. UGMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

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PINNACLE
DYNAMIC FUNDS

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE

VOTER PROFILE:

Voter ID:
Security ID:
Shares to Vote:
Household ID:

VOTE REGISTERED TO:

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE *TODAY!*

CONTROL NUMBER:

Vote on the internet

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours a day.

vote.proxyonline.com

Vote by phone

Call **(888) 227-9349** to reach an automated touch-tone voting line or call the number below to speak with a live representative.

(800) 591-6313 Toll Free

Vote by mail

Mail your signed and voted proxy back in the postage paid envelope provided.

Postage-Paid Envelope

PINNACLE TRENDRATING INNOVATIVE EQUITY FUND

A Series of Northern Lights Fund Trust III

The undersigned, revoking prior proxies, hereby nominates, constitutes and appoints each of Richard Malinowski, and Eric Kane as attorneys-in-fact, agent and proxy of the undersigned, with full power of substitution, to vote all the shares of the Pinnacle TrendRating Innovative Equity Fund (the "Fund"), a series of Northern Lights Fund Trust III (the "Trust"), which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at Thompson Hine LLP, 41 S. High Street, Suite 1700, Columbus, OH 43215 on October 4, 2021, at 10:00 A.M. Eastern Time (the "Meeting"), or at any adjournment thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as indicated herein, and in their discretion upon any other business that may properly come before the Meeting, and any and all adjournments thereof. The undersigned acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to be held on October 4, 2021. The proxy material for the Meeting is available at *https://vote.proxyonline.com/pinnacle/docs/2021special.pdf*

Questions? If you have any questions about how to vote your proxy or about the Meeting, please call (800) 591-6313 toll free. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

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PROXY CARD

PINNACLE TRENDRATING INNOVATIVEEQUITY FUND

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

This proxy is solicited on behalf of the Board of Trustees. When properly executed, this proxy will be voted as indicated, or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

The Board recommends that you vote FOR approval of the proposal.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL:	FOR	AGAINST	ABSTAIN
1. To approve a change in the Fund's classification from a diversified investment company to a non-diversified investment company.	O	O	O
2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof			

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE OR VOTE BY USING ANY OF THE OTHER CONVENIENT OPTIONS ON THE FRONT SIDE OF THIS PROXY CARD.

THANK YOU FOR VOTING.

Mail ID: CUSIP: